Longbow Research

Basic Materials
Investor Conference

March 10, 2011
Exhibit 99.1

Olin Representatives
John E. Fischer
 Senior Vice President & Chief Financial Officer
Larry P. Kromidas
 Assistant Treasurer & Director, Investor Relations
 lpkromidas@olin.com
 (618) 258 - 3206

Company Overview
All financial data are for the years ending December 31, 2010 and 2009, and are presented in millions of U.S. dollars except for earnings per share. Additional information is available on Olin’s website www.olin.com in the Investors section.
Winchester
Chlor Alkali
Third Largest North American
Producer of Chlorine and Caustic Soda
 FY 2010 FY 2009
Revenue: $1,037 $ 964
Income:  $ 117 $ 125
A Leading North American Producer
of Small Caliber Ammunition
 FY 2010 FY 2009
Revenue: $ 549 $ 568
Income:  $ 63 $ 69
Revenue:    $ 1,586  $ 1,532
EBITDA:   $ 188 $ 292
Pretax Operating Inc.:  $ 77  $ 210
EPS (Diluted):   $ .81 $ 1.73
  FY 2010 FY 2009
Olin

Investment Rationale
• Leading North American producer of Chlor-Alkali
• Strategically positioned facilities
• Diverse end customer base
• Favorable industry dynamics
• Leading producer of industrial bleach with additional
 growth opportunities
• Pioneer synergies improved chlor-alkali price structure
• Winchester’s leading industry position

Acquisition of PolyOne’s
Interest in SunBelt
• On February 28, 2011, Olin purchased PolyOne’s 50%
 interest in SunBelt for $132.3 million in cash plus the
 assumption of a PolyOne guarantee related to the SunBelt
 Partnership debt
• Olin and PolyOne agreed to a three year earn out based on
 the performance of SunBelt
• The SunBelt 352,000 ton membrane plant located within
 Olin’s McIntosh, AL facility, which has been operated by
 Olin since 1997, is now 100% owned by Olin
• Olin expects to record a non-cash, pretax gain of more
 than $80 million as a result of revaluing its interest in the
 SunBelt Partnership

SunBelt Acquisition Benefits
• Olin expects the acquisition to be accretive to
 both EBITDA and earnings in 2011
• SunBelt currently has the lowest cash
 manufacturing costs in the Olin system
• SunBelt has a long-term contract for 250,000
 tons of chlorine per year
• Expected annual synergies of $5-10 million
 associated with increased use of low cost
 capacity and increased sales of membrane grade
 caustic soda

Chlor Alkali Segment
ECU = Electrochemical Unit; a unit of measure reflecting the chlor alkali process outputs of 1 ton of chlorine, 1.13 tons of 100% caustic soda and 0.3 tons of hydrogen.
N. American
Position
% 2010
Revenue
#2
#3
#1
Industrial
#1
Merchant
#1
Burner
Grade
42%
10%
4%
11%
32%
1%
Chlor Alkali Manufacturing Process
BRINE + ELECTROLYSIS = OUTPUTS
Caustic Soda - 1.13 Tons
(Sodium Hydroxide)
(Potassium Hydroxide)
Bleach
(Sodium Hypochlorite)
Chlorine - 1 Ton
Potassium Chloride
 or
 Sodium Chloride
KOH - 1.59 Tons
HCl
(Hydrochloric Acid)
Hydrogen Gas - 0.3 Tons
 KOH
 or
 Caustic Soda
Chlorine
Hydrogen
1.8 Tons Salt &
.5 Tons Water
2.8 Megawatts Electricity

2010 North America Chlorine Capacity (000 short tons)
4,000
3,000
2,000
1,000

3,895
3,421
2,154
1,852
810
470
367
341
329
275
231
926
Dow
Oxy
Olin
PPG
Formosa
Ga Gulf
Shintech
Bayer
Mexichem
Westlake
Canexus
Others
Other
Salt-to-Bleach
Mercury
Membrane
Diaphragm

Olin is #3 Chlor-alkali Producer
Source: CMAI/Olin - 2010 year-end figures
Oxy includes OxyVinyls and Olin includes 100% of SunBelt.

Mercury Transition Plan
• The North American Chlor Alkali industry has been moving
 away from manufacturing chlorine and caustic soda using
 mercury cell technology due to customer product de-selection and threats of potential legislation
• Olin currently operates 2 mercury cell plants representing approximately 360,000 ECUs or 17% of our total capacity *
• By the end of 2012, Olin expects to convert 200,000 ECUs
 of mercury cell technology to membrane technology and will
 shutdown the remaining 160,000 ECUs
• Estimated cost is $160 million over 2 years, aided by $41
 million of low-cost Tennessee-sponsored tax-exempt debt
 * Olin’s total capacity includes 100% ownership of the SunBelt JV

18
16
14
12
10
8
6
4
2

North America Chlorine Capacity in (mm MT)

 Capacity Rationalization
Favorable Industry Dynamics
Target
Acquisition
Date
Position
2007
2004
• Acquired by Olin
• 725,000 Short Tons ECU Capacity
• 4.7% of North American capacity
• Acquired by OxyChem
• 859,000 Short Tons ECU Capacity
• 5.5% of North American capacity
Source: CMAI.
Pioneer
Vulcan
 Industry Consolidation
1.4 mm MT
net capacity
reduction; or
9% of 2000
capacity
mmMT
14.2
15.6
2010
2000
2010
• Cydsa/Iquisa acquires 45,000 ton
 membrane plant from Mexichem
Mexichem
2011
• Olin acquires SunBelt interest
• 176,000 Short Tons ECU Capacity
PolyOne
Olin announced capacity reductions expected to be in place by 12/31/2012

Exports, 3%
Distribution & Other, 23%
Vinyls, 36%
Water Treatment, 7%
Pulp & Paper, 1%
Inorganics, 6%
Chlorinated Intermediates, 4%
Urethanes (MDI/TDI), 7%
Organics, 14%
Distribution & Other, 6%
Water Treatment, 24%
Vinyls, 23%
Organics, 4%
Pulp & Paper, 2%
Urethanes (MDI/TDI), 15%
Inorganics, 26%

Exports, 14%
Pulp & Paper, 22%
Others, 8%
Water Treatment, 3%
Alumina, 3%
Organic Chemicals, 19%
Inorganic Chemicals, 20%
Textiles & Detergents, 10%
Others, 8.3%
Exports, 0.5%
Water Treatment, 14.3%
Pulp & Paper, 37.2%
Inorganic Chemicals, 18.4%
Alumina, 3.2%
Textiles & Detergents, 0.5%
Organic Chemicals, 17.7%

Diverse Customer Base
Chlorine
Caustic Soda
North American Industry
Olin Corporation
Source: CMAI and Olin 2010 demand . Includes sales of SunBelt joint venture.
Chlorine: “Organics” includes: Propylene oxide, epichlorohydrin, MDI, TDI, polycarbonates. “Inorganics” includes: Titanium dioxide and bromine.
Caustic Soda: “Organics” includes: MDI, TDI, polycarbonates, synthetic glycerin, sodium formate, monosodium glutamate. “Inorganics” includes: titanium dioxide, sodium silicates, sodium cyanide.

McIntosh, AL
Chlor Alkali Plants
Chlor Alkali & Bleach Plants

Bleach Plants
39
Tacoma, WA
Tracy, CA
Santa Fe Springs, CA
Henderson, NV
St. Gabriel, LA
Augusta, GA
Charleston, TN
Niagara Falls, NY
Becancour,
Quebec
Olin’s Geographic Advantage
Location	Chlorine Capacity (000s Short Tons)
McIntosh, AL	426 Diaphragm
McIntosh, AL - SunBelt	352 Membrane
Becancour, Quebec	252 Diaphragm 65 Membrane
Niagara Falls, NY	300 Membrane
Charleston, TN (1)	260 Mercury
St. Gabriel, LA	246 Membrane
Henderson, NV	153 Diaphragm
Augusta, GA (1)	100 Mercury
Total	2,154
• Access to regional customers including bleach and water treatment
• Access to alternative energy sources
 – Coal, hydroelectric, nuclear, natural gas
(1) Announced the conversion of 200,000 tons of mercury cell technology to membrane cell technology at the Charleston, TN facility and the closure of the mercury cell facility in Augusta, GA, both are expected to be completed by 12/31/12.

Why Industrial Bleach?
• Olin is the leading North American bleach producer with 18% market share and current installed capacity to service 25% of the market with low-cost expansion opportunities
• Bleach utilizes both chlorine and caustic soda in an ECU ratio
• Bleach commands a premium price over an ECU
• Demand is not materially impacted by economic cycles
• Regional nature of the bleach business benefits Olin’s geographic diversity, further enhanced by Olin’s proprietary railcar technology to reach distant customers
• Low salt, high strength bleach investment will lower freight costs
• Bleach volumes accounted for almost 10% of total 2010 ECUs produced; these volumes are expected to grow to 15% to 20% in 2011

Chlor-Alkali Outlook
• Q4 2010 ECU netbacks of $515 are up $50 over Q3 2010;
 Q1 2011 netbacks and volumes are expected to improve
• Positive price momentum as evidenced by chlorine and
 caustic price announcements since 2010:
     Chlorine  Caustic Soda
 February 2010    $80
 May 2010  $50  $35 / $50
 August 2010    $40 and $45
 September 2010    $50
 January 2011    $40
 March 2011  $60
• Q4 2010 operating rates improved to 80% from 70% in Q4
 2009 reflecting volume improvements in bleach, caustic,
 chlorine, HCL and KOH.

Winchester Segment
Winchester Strategy
• Leverage existing strengths
 – Seek new opportunities
 to leverage the
 legendary Winchester®
 brand name
 – Investments that
 maintain Winchester as
 the retail brand of
 choice, and lower costs
• Focus on product line
 growth
 – Continue to develop
 new product offerings
• Provide returns in excess of
 cost of capital
Hunters & Recreational Shooters
Products	Retail	Distributors	Mass Merchants	Law Enforcement	Military	Industrial
Rifle	✓	✓	✓	✓	✓
Handgun	✓	✓	✓	✓	✓
Rimfire	✓	✓	✓	✓	✓	✓
Shotshell	✓	✓	✓	✓	✓	✓
Components	✓	✓	✓	✓	✓	✓
Brands

Favorable Industry Dynamics
Commercial
• Economic environment leading to personal security concerns
• Fears of increased gun/ammunition control due to change in administration
• New gun and ammunition products
• Strong hunting activity in weak economy, driven by cost/benefit of hunting for food and increased discretionary time
Law
Enforcement
• Significant new federal agency contracts and solid federal law enforcement funding
• Higher numbers of law enforcement officers and increase in federal agency hiring
• Increased firearms training requirements among state and local law enforcement agencies
Military
• Sustained high demand for small caliber ammunition due to wars in Iraq and
 Afghanistan
• Commitment to maintaining the “Second-Source Program” to mitigate the risk of a sole-source small caliber ammunition contract

Winchester
• 2010 segment earnings of $63 million are second best ever
 following record 2009 earnings of $69 million
• Olin believes surge has ended, but with higher military and law enforcement component, we expect financial results will exceed pre-surge levels
• Long-term military and law enforcement agency contract sales accounted for approximately 30% of segment revenue in 2010
• Winchester was awarded approximately $110 million of new
 military and law enforcement business in 2010
• New gun ownership is expected to translate into higher long-term ammunition consumption
• Commercial backlog has declined, but military and law
 enforcement backlog has increased

Centerfire Relocation
• The decision to relocate Winchester’s centerfire operations, including 1,000 jobs, was made on November 3, 2010
• The controlled relocation process is expected to take up to 5 years to complete assuring that high quality product is
 available for our customers
• In 2011, we expect a $4 to $5 million negative pretax impact on earnings associated with the relocation project
• Annual operating costs are forecast to be reduced by $30
 million once the move is complete
• The net project cost is estimated to be $80 million, of which approximately $50 million is related to capital expenditures
• $42 million of low-cost Mississippi-sponsored tax-exempt
 debt has been made available to the company

Financial Highlights
• Strong Balance Sheet
 – Year end 2010 cash balance of $561 million reflects $117
 million of the $153 million AL, MS and TN bond proceeds,
 the balance to be drawn during 2011
 – Pension plans remain fully funded with no contributions
 expected until at least 2013
 – 2011 CAPEX is forecast to be $230-$250 million reflecting the mercury conversion and Oxford relocation costs
• Profit Outlook
 – ECU pricing trends are positive
 – Higher margin bleach business is growing
 – Acquisition of PolyOne’s interest in SunBelt is expected to be accretive to EBITDA and earnings in 2011

Forward-Looking Statements
 This presentation contains estimates of future
 performance, which are forward-looking
 statements and actual results could differ
 materially from those anticipated in the forward-
 looking statements. Some of the factors that could
 cause actual results to differ are described in the
 business and outlook sections of Olin’s Form 10-K
 for the year ended December 31, 2010. These
 reports are filed with the U.S. Securities and
 Exchange Commission.